UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

Federal National Mortgage Association
(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	0-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

Item 9. Regulation FD Disclosure.

     On January 21, 2004, Fannie Mae (formally, the Federal National Mortgage Association), issued its monthly financial summary release for the month of December 2003, a copy of which is furnished as Exhibit 99.2 to this report, and which is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On January 21, 2004, Fannie Mae issued a press release relating to the Company’s earnings for the fourth quarter of fiscal year 2003. A copy of the press release is furnished as Exhibit 99.1 to this Report, and is incorporated herein by reference.

     The information furnished under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition”, including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By /s/ Leanne G. Spencer Leanne G. Spencer Senior Vice President and Controller

Date: January 21, 2004

EXHIBIT INDEX

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Fannie Mae on January 21, 2004, relating to earnings for the fourth quarter of fiscal year 2003.

99.2	Monthly summary release for December 2003 issued by Fannie Mae on January 21, 2004.